UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 23, 2006


                            HealthSouth Corporation
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                   1-10315                         63-0860407
                   -------                         ----------
           (Commission File Number)      (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
              ----------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  Entry into a Material Definitive Agreement.

         On February 23, 2006, upon recommendation of the Compensation Committee and its compensation consultant, the Board of Directors (the "Board") of HealthSouth Corporation (the "Company") approved an amendment to the annual compensation package paid to the non-employee directors of the Company. Pursuant to the amended arrangement, non employee directors of the Company will receive an annual cash retainer of $95,000, and will no longer receive fees based upon attendance and meetings of the Board and its committees. In addition to the cash retainer, the Chairman of the Board and the chairperson of each committee of the Board will continue to receive additional compensation for his or her service as a chairperson, consistent with such fees previously paid to such individuals.

         In addition, upon recommendation of the Compensation Committee and its compensation consultant, the Board adopted the Amended and Restated HealthSouth Corporation 2004 Director Incentive Plan (as amended and restated, the "Restated Equity Plan"), which plan was originally adopted by the Company on January 20, 2004 and amended on July 28, 2005 (as originally adopted, the "Original Equity Plan"). The Restated Equity Plan extends the term of the Original Equity Plan to March 31, 2008, but remains subject to earlier termination at such time as the Board may determine or at any time that all shares of common stock reserved for issuance under the Restated Equity Plan have been awarded through the issuance of Restricted Stock Units (as defined in the Restated Equity Plan) or shares of common stock, as described below, granted under the Restated Equity Plan. Pursuant to the Restated Equity Plan and the directors' individual award agreements, each non-employee member of the Board will receive an annual grant of Restricted Stock Units valued at $90,000, which will be granted to each director at the time annual equity awards are granted to key employees of the Company, and which units will be settled in shares of common stock of the Company six months following the date upon which such director no longer serves on the Company's Board of Directors. The Restated Equity Plan also provides that a continuing director is entitled to receive a similarly valued award of common stock of the Company, rather than Restricted Stock Units, if the director makes an election to receive such common stock at any time prior to the end of the immediately preceding calendar year.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HealthSouth Corporation


                                      By: /s/ Gregory L. Doody
                                         --------------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                General Counsel, and Secretary


 Dated:  February 27, 2006